EXHIBIT 24a



                           BLACK HILLS CORPORATION

                              Power of Attorney



   I,  Glenn  C. Barber, do hereby constitute and appoint Daniel P. Landguth my

Attorney-in-Fact  for  the purpose of signing, in my name and in my behalf as a

Director of Black Hills  Corporation,  the  Form  S-8 Registration Statement of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing  with  the  Securities  and  Exchange Commission  pursuant  to  the

Securities Exchange Act of 1933, as amended.



Executed the 13th day of November, 1996.





                                                  By:  /S/GLENN C. BARBER

                                                                 EXHIBIT 24b



                                  BLACK HILLS CORPORATION

                                    Power of Attorney



   I, Bruce B. Brundage, do hereby constitute and appoint Daniel P. Landguth my

Attorney-in-Fact for the purpose of signing,  in  my name and in my behalf as a

Director  of  Black Hills Corporation, the Form S-8 Registration  Statement  of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing with  the  Securities  and  Exchange  Commission  pursuant  to  the

Securities Exchange Act of 1933, as amended.



Executed the 13th day of November, 1996.





                                                      By:  /S/ BRUCE B. BRUNDAGE

                                                                     EXHIBIT 24c





                              BLACK HILLS CORPORATION

                                 Power of Attorney



   I,  Kirk  E.  Dean,  do  hereby constitute and appoint Daniel P. Landguth my

Attorney-in-Fact for the purpose  of  signing, in my name and in my behalf as a

Director of Black Hills Corporation, the  Form  S-8  Registration  Statement of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing  with  the  Securities  and  Exchange  Commission  pursuant  to the

Securities Exchange Act of 1933, as amended.



Executed the 9th day of November, 1996.





                                                          By:  /S/ KIRK E. DEAN

                                                                     EXHIBIT 24d





                            BLACK HILLS CORPORATION

                               Power of Attorney



     I, Michael B. Enzi, do hereby constitute and appoint Daniel P. Landguth my

Attorney-in-Fact  for the purpose of signing, in my name and in my behalf as  a

Director of Black Hills  Corporation,  the  Form  S-8 Registration Statement of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing  with  the  Securities  and  Exchange Commission  pursuant  to  the

Securities Exchange Act of 1933, as amended.



Executed the 28th day of November, 1996.





                                                        By:  /S/ MICHAEL B. ENZI

                                                                    EXHIBIT 24e





                               BLACK HILLS CORPORATION

                                 Power of Attorney



     I, John R. Howard, do hereby constitute  and appoint Daniel P. Landguth my

Attorney-in-Fact for the purpose of signing, in  my  name and in my behalf as a

Director  of  Black Hills Corporation, the Form S-8 Registration  Statement  of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing with  the  Securities  and  Exchange  Commission  pursuant  to  the

Securities Exchange Act of 1933, as amended.



Executed the 13th day of November, 1996.





                                                        By:  /S/ JOHN R. HOWARD

                                                                    EXHIBIT 24f





                            BLACK HILLS CORPORATION

                              Power of Attorney



     I, Everett E. Hoyt, do hereby constitute and appoint Daniel P. Landguth my

Attorney-in-Fact  for  the purpose of signing, in my name and in my behalf as a

Director of Black Hills  Corporation,  the  Form  S-8 Registration Statement of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing  with  the  Securities  and  Exchange Commission  pursuant  to  the

Securities Exchange Act of 1933, as amended.



Executed the 8th day of November, 1996.



                                                        By:  /S/ EVERETT E. HOYT

                                                                     EXHIBIT 24g





                              BLACK HILLS CORPORATION

                                 Power of Attorney



     I, Kay S. Jorgensen, do hereby constitute  and  appoint Daniel P. Landguth my Attorney-in-Fact for the purpose of signing, in my  name and in my behalf as a Director of Black Hills Corporation, the Form S-8 Registration  Statement  of

Black Hills Corporation and to deliver in my behalf said Registration Statement for  filing  with  the  Securities  and  Exchange  Commission  pursuant  to the

Securities Exchange Act of 1933, as amended.



Executed the 15th day of November, 1996.





                                                       By:  /S/ KAY S. JORGENSEN